File No. 33-51093

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 8

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

       The First Trust Special Situations Trust Series 82
     FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.      CHAPMAN AND CUTLER
          Attn:  James A. Bowen     Attn:  Eric F. Fess
          1001 Warrenville Road     111 West Monroe Street
          Lisle, Illinois  60532    Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  January 31, 2002
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)


              THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 82
            FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2
                                 61,594 UNITS


PROSPECTUS
Part One
Dated January 31, 2002

Note:   Part One of this Prospectus may not be distributed unless accompanied by Part Two and Part Three.

The Trust

The First Trust Special Situations Trust, Series 82, The Free Trade Growth & Treasury Securities Trust, Series 2 (the "Trust") is a unit investment trust consisting of a portfolio containing "zero coupon" U.S. Treasury bonds ("Treasury Obligations") and common stocks of companies incorporated or headquartered in the United States, Canada or Mexico. Common stocks of companies headquartered or incorporated in Canada or Mexico may be in American Depository Receipt ("ADR") form. At December 17, 2001, each Unit represented a 1/61,594 undivided interest in the principal and net income of the Trust (see "The FT Series" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor, Nike Securities L.P., in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per 100 Units is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the Income and Capital Accounts of the Trust divided by the number of Units outstanding, multiplied by 100, plus a sales charge of 3.5% of the Public Offering Price (3.627% of the net amount invested) including income and principal cash. At December 17, 2001, the Public Offering Price per 100 Units was $1,465.75 (see "Public Offering" in Part Two). The minimum purchase is $1,000.

          Please retain all parts of this Prospectus for future reference.
------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------
                                  NIKE SECURITIES L.P.
                                         Sponsor

                    THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 82
                  FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2
                 SUMMARY OF ESSENTIAL INFORMATION AS OF DECEMBER 17, 2001

                               Sponsor: Nike Securities L.P.
                           Evaluator: First Trust Advisors L.P.
                               Trustee: JPMorgan Chase Bank

GENERAL INFORMATION

Aggregate Maturity Value of Treasury Obligations
   in the Trust                                                                       $644,000
Number of Units                                                                         61,594
Fractional Undivided Interest in the Trust per Unit                                   1/61,594
Public Offering Price:
   Aggregate Value of Securities in the Portfolio                                     $858,124
   Aggregate Value of Securities per 100 Units                                       $1,393.19
   Income and Principal cash (overdraft) in the Portfolio                              $13,092
   Income and Principal cash (overdraft) per 100 Units                                  $21.26
   Sales Charge 3.627% (3.5% of Public Offering Price,
      including Income and Principal cash)                                              $51.30
   Public Offering Price per 100 Units                                               $1,465.75
Redemption Price and Sponsor Repurchase Price per 100 Units
   ($51.30 less than the Public Offering Price per 100 Units)                        $1,414.45

Date Trust Established                                                        December 8, 1993
Mandatory Termination Date                                                   November 15, 2005

Evaluator's Annual Fee:  $.30 per 100 Units.  Evaluations for purposes of sale, purchase or redemption of
Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange or a U.S.
national securities exchange on each day on which it is open.
Supervisory fee payable to an affiliate of the Sponsor:  Maximum of $.25 per 100 Units annually.
Trustee's Annual Fee:  $1.02 per 100 Units.
Capital Distribution Record Date and Distribution Date:  Distributions from the Capital Account will be made monthly payable on the last day of the month to Unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 Units.  Notwithstanding, distributions of funds in the Capital Account, if any, will be made in December of each year.
Income Distribution Record Date:  Fifteenth day of each June and December.
Income Distribution Date:  Last day of each June and December.
A Unit holder who owns at least 2,500 Units may request an "In-Kind
Distribution" upon termination of the Trust. See "Income and Capital
Distributions" in Part Two.


                                REPORT OF INDEPENDENT AUDITORS


The Unit Holders of The First Trust
Special Situations Trust, Series 82,
Free Trade Growth & Treasury
Securities Trust, Series 2


We have audited the statement of assets and liabilities of The First Trust
Special Situations Trust, Series 82, Free Trade Growth & Treasury Securities
Trust, Series 2 (the "Trust"), including the schedule of investments, as of September 30, 2001, and the related statements of operations and of changes in net assets for the year then ended. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audit. The Trust's financial statements for the years ended September 30, 2000 and 1999, were audited by other auditors whose report, dated January 12, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trust's Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of The First Trust Special Situations Trust,
Series 82, Free Trade Growth & Treasury Securities Trust, Series 2, at September
30, 2001, and the results of its operations and changes in its net assets for the year then ended in conformity with accounting principles generally accepted in the United States of America.




Deloitte & Touche LLP
Chicago, Illinois
January 15, 2002


             THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 82
          FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2

                     STATEMENT OF ASSETS AND LIABILITIES

                               September 30, 2001

ASSETS

Securities, at market value (cost, $727,846)                                       $ 858,601
Dividends receivable                                                                     173
Cash                                                                                   2,278
                                                                                   ---------
TOTAL ASSETS                                                                       $ 861,052
                                                                                   =========
LIABILITIES AND NET ASSETS

Accrued liabilities                                                                $   2,188
                                                                                   ---------

Net assets, applicable to 63,591 outstanding units of fractional undivided interest:
   Cost of Trust assets                                                              727,846
   Net unrealized appreciation (depreciation)                                        130,755
   Distributable funds (deficit)                                                         263
                                                                                   ---------
                                                                                     858,864
                                                                                   ---------
TOTAL LIABILITIES AND NET ASSETS                                                   $ 861,052
                                                                                   =========
Net asset value per 100 units                                                      $1,350.61
                                                                                   =========

See notes to financial statements.

                    THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 82
                  FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2


                                  SCHEDULE OF INVESTMENTS

                                    September 30, 2001

Maturity                                                                         Market
Value                Name of Issuer of Equity Securities*                        Value
                     "Zero coupon" U.S. Treasury Bonds
$664,000 (1)         maturing November 15, 2005                                  $572,249
                                                                                 --------
                     Total Treasury Obligations (cost $506,179) - 67%             572,249
                                                                                 --------

Number
of Shares            Name of Issuer of Equity Securities*

                     CANADIAN EQUITIES - 5%
                     -----------------
  893 (2)            Canadian Pacific Ltd.                                         28,656
   67 (2)            Magna Entertainment Corporation (Class A)                        406
  319 (2)            Magna International, Inc. (Class A)                           16,827

                     MEXICAN EQUITIES - 7%
                     ----------------
  521 (5)            America Movil - S.A. (ADR)                                     7,726
1,520                Coca-Cola FEMSA S.A. (ADR)                                    30,020
  468 (5)            Telefonos de Mexico S.A. (Class L) (ADR)                      15,112
1,257                Transportacion Maritima Mexicana                               6,976
                       S.A. de C.V. (Class L) (ADR)

                     UNITED STATES EQUITIES - 21%
                     ----------------------
1,317 (3)            Archer-Daniels-Midland Company                                16,581
  577                Hunt (J.B.) Transport Services, Inc.                           7,703
  916                Motorola, Inc.                                                14,290
  574                Nordson Corporation                                           12,542
  171 (4)            SPX Corp.                                                     14,176
  355                Superior Industries International, Inc.                       11,790
  846                Tyson Foods, Inc. (Class A)                                    8,477
  215                Union Pacific Corporation                                     10,083
  477                Verizon Communications, Inc.                                  25,810
1,128                Wal-Mart Stores, Inc.                                         55,836
  214 (6)            WorldCom, Inc. - WorldCom Group                                3,219
    8 (6)            WorldCom, Inc. - MCI Group                                       122
                                                                                 --------
                          Total equity securities (cost $221,667) - 33%           286,352
                                                                                 --------
                          Total investments (total cost $727,846)                $858,601
                                                                                 ========

* Percentages are calculated based on total market value of investments.


                THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 82
              FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2

                        SCHEDULE OF INVESTMENTS (continued)

                                September 30, 2001

(1) The Treasury Obligations have been purchased at a discount from their par value because there is no stated interest rate thereon (such securities are often referred to as U.S. Treasury zero coupon bonds). Over the life of the Treasury Obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.

(2) Indicates the common stock of a Canadian company that trades directly on a United States national securities exchange.

(3)     The number of shares reflects the effect of a 5% stock dividend.

(4)     In May 2001, United Dominion Industries Ltd ("Dominion"), one of the Trust's original holdings, was acquired by SPX Corp. ("SPX").  Each shareholder of Dominion received .2353 shares of SPX for each share of Dominion held.

(5) In February 2001, Telefonos de Mexico S.A. ("Telefonos"), one of the Trust's original holdings, spun-off American Movil S.A. ("American") Each shareholder of Telefonos received one share of American for each share of Telefonos held.

(6)     In June 2001, WorldCom, Inc. ("WorldCom"), one of the Trust's original holdings, spun off WorldCom,
        Inc. - MCI Group ("WorldCom - MCI").  Each shareholder of WorldCom received .04 shares of WorldCom -
        MCI for each share of WorldCom held.  Concurrently, WorldCom, Inc. changed its name to WorldCom, Inc.
        - WorldCom Group.

See notes to financial statements.

                THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 82
              FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2

                             STATEMENTS OF OPERATIONS


                                                               Year ended September 30,

                                                        2001           2000          1999
Interest income                                         $32,210        $34,548       $36,311
Dividend income (net of foreign taxes withheld
   of $203 in 2001)                                       3,998          4,776         5,431
                                                        -------------------------------------
Total investment income                                  36,208         39,324        41,742

Expenses:
   Trustee and other service fees                        (1,286)          (891)         (911)
   Evaluator's fees                                        (218)          (228)         (249)
   Supervisory fees                                        (175)          (200)         (210)
   Tax reporting fee                                     (2,000)             -             -
   Other expenses                                          (690)          (414)         (428)
                                                        -------------------------------------
Total expenses                                           (4,369)        (1,733)       (1,798)
                                                        -------------------------------------
      Investment income (loss) - net                     31,839         37,591        39,944

Net gain (loss) on investments:
   Net realized gain (loss)                              12,019         24,797         6,443
   Change in net unrealized
      appreciation (depreciation)                        29,650        (15,994)       12,199
                                                        ------------------------------------
                                                         41,669          8,803        18,642
                                                        ------------------------------------
Net increase (decrease) in net
   assets resulting from operations                     $73,508        $46,394       $58,586
                                                        ====================================

See notes to financial statements.


                  THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 82
                FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2

                          STATEMENTS OF CHANGES IN NET ASSETS

                                                            Year ended September 30,

                                                       2001         2000          1999
Net increase (decrease) in net assets
   resulting from operations:
   Investment income (loss) - net                      $ 31,839     $   37,591    $   39,944
   Net realized gain (loss) on investments               12,019         24,797         6,443
   Change in net unrealized appreciation
      (depreciation) on investments                      29,650        (15,994)       12,199
                                                       -------------------------------------
                                                         73,508         46,394        58,586
Unit redemptions (2,784, 15,729 and 3,442 in
   2001, 2000 and 1999, respectively)                   (37,295)      (198,507)      (42,629)

Distributions to unit holders:
   Investment income - net                               (1,927)        (2,266)       (2,788)
   Principal from investment transactions                     -        (27,469)            -
                                                       -------------------------------------
                                                         (1,927)       (29,735)       (2,788)
                                                       -------------------------------------
Total increase (decrease) in net assets                  34,286       (181,848)       13,169

Net assets:
   Beginning of the year                                824,578      1,006,426       993,257
                                                       -------------------------------------
   End of the year (including distributable funds
       (deficit) applicable to Trust units of $263,
      $2,821 and $1,909 at September 30, 2001,
      2000 and 1999, respectively)                     $858,864       $824,578    $1,006,426
                                                       =====================================

Trust units outstanding at the end of the year           63,591         66,375        82,104
                                                       =====================================

See notes to financial statements.

                   THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 82
                 FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2

                              NOTES TO FINANCIAL STATEMENTS

1.    Organization

The First Trust Special Situations Trust, Series 82, Free Trade Growth & Treasury Securities Trust, Series 2 (the "Trust") is a unit investment trust consisting of a portfolio containing "zero coupon" U.S. Treasury bonds ("Treasury Obligations") and common stocks of companies incorporated or headquartered in the United States, Canada or Mexico.

2.    Significant accounting policies

Security valuation -

The Treasury Obligations, if any, are stated at values determined by First Trust Advisors L.P. (the "Evaluator"), an affiliate of Nike Securities L.P. (the "Sponsor"). The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities,
(3) appraisal or (4) any combination of the above.

The equity securities are stated at the closing sale prices of listed equity securities and the bid prices of over-the-counter traded equity securities as reported by the Evaluator.

Investment income -

Interest income consists of amortization of original issue discount and market discount or premium on the Treasury Obligations. Such amortization is included in the cost of the Treasury Obligations and not in distributable funds because it is not currently available for distribution to unit holders.

Dividends on each equity security are recognized on such equity security's ex-dividend date.

Security cost -

Cost of the equity securities is based on the market value of such securities on the dates the securities were deposited in the Trust. The cost of securities sold is determined using the average cost method. Sales of securities are recorded on the trade date.

Cost of the Trust's Treasury Obligations is based on the offering price of the Treasury Obligations on the dates the Treasury Obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium.

Federal income taxes -

The Trust is not taxable for federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services to JPMorgan Chase Bank of $1.02 per annum per 100 units and an annual supervisory fee to an affiliate of the Sponsor of $.25 per 100 units. Such fees are based on the largest aggregate number of units outstanding during the calendar year. In addition, the Evaluator will receive an annual fee based on $.30 per 100 units outstanding. The Trust also pays recurring financial reporting costs to the Sponsor.

Reclassification -

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3.    Net unrealized appreciation (depreciation)

An analysis of net unrealized appreciation (depreciation) at September 30, 2001 follows:

                                        Treasury         Equity
                                       Obligations     securities         Total

 Unrealized appreciation                $66,070         $95,825        $161,895
 Unrealized depreciation                      -         (31,140)        (31,140)
                                        ---------------------------------------
                                        $66,070         $64,685        $130,755
                                        =======================================

4.    Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the Treasury Obligations and the aggregate underlying value of the equity securities on the date of an investor's purchase, plus a sales charge of 5.5% of the Public Offering Price which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders -

Income distributions to unit holders, if any, are made on the last day of each June and December to unit holders of record on the fifteenth day of each June and December, respectively. Capital distributions to unit holders, if any, are made on the last day of each month to unit holders of record on the fifteenth day of such month if the amount available for distribution equals at least $1.00 per 100 units. Notwithstanding, capital distributions, if any, are made in December of each year.

Selected data per 100 units of the Trust outstanding throughout each year -

Investment income - interest and dividends, Expenses and Investment income
(loss) - net per 100 units have been calculated based on the weighted-average number of units outstanding during the year. Distributions to unit holders, if any, per 100 units reflect the Trust's actual distributions during the year. The Net gain (loss) on investments per unit includes the effects of changes arising from the issuance and/or redemption of units during the year at net asset values which differed from the net asset value per unit at the beginning of the year.

                                                                  Year ended September 30,

                                                            2001        2000       1999

Investment income - interest and dividends                  $   55.63   $   51.80  $   49.68
Expenses                                                        (6.71)      (2.28)     (2.14)
                                                            --------------------------------
      Investment income (loss) - net                            48.92       49.52      47.54

Distributions to unit holders:
   Investment income - net                                      (2.97)      (2.96)     (3.30)
   Principal from investment transactions                          -       (37.54)        -

Net gain (loss) on investments                                  62.36        7.49      20.47
                                                            --------------------------------
      Total increase (decrease) in net assets                  108.31       16.51      64.71

Net assets:
   Beginning of the year                                     1,242.30    1,225.79   1,161.08
                                                            --------------------------------

   End of the year                                          $1,350.61   $1,242.30  $1,225.79
                                                            ================================

                THE FIRST TRUST SPECIAL SITUATIONS TRUST, SERIES 82
              FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2

                                     PART ONE
                  Must be Accompanied by Part Two and Part Three

                                  ---------------
                                P R O S P E C T U S
                                  ---------------


                      SPONSOR:                 Nike Securities L.P.
                                               1001 Warrenville Road
                                               Lisle, Illinois  60532
                                               (800) 621-1675

                      TRUSTEE:                 JPMorgan Chase Bank
                                               4 New York Plaza, 6th Floor
                                               New York, New York  10004-2413

                      LEGAL COUNSEL            Chapman and Cutler
                      TO SPONSOR:              111 West Monroe Street
                                               Chicago, Illinois  60603

                      LEGAL COUNSEL            Carter, Ledyard & Milburn
                      TO TRUSTEE:              2 Wall Street
                                               New York, New York  10005

                      INDEPENDENT              Deloitte & Touche LLP
                      AUDITORS:                180 North Stetson Avenue
                                               Chicago, Illinois  60601

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.


                THE FIRST TRUST SPECIAL SITUATIONS TRUST
                                FT SERIES

PROSPECTUS                                   NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                             ONLY BE USED WITH PART ONE
Dated November 30, 2001                                          AND PART THREE

The FT Series (formerly known as The First Trust Special Situations Trust) is a unit investment trust. The FT Series has many separate series. The Part One which accompanies this Part Two describes one such series of the FT Series. Each series of the FT Series consists of one or more portfolios ("Trust(s)") which invest in one or more of the following: common stock ("Equity Securities"), preferred stock ("Preferred Stocks"), trust preferred securities ("Trust Preferred Securities"), real estate investment trusts ("REITs"), U.S. Treasury zero coupon bonds ("Treasury Obligations") and/or closed-end funds ("Closed-End Funds"). See Part One and Part Three for a more complete description of the portfolio for each Trust.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             First Trust (R)

                             1-800-621-9533

                             Table of Contents

The FT Series                                            3
Risk Factors                                             3
Public Offering                                          5
Distribution of Units                                    5
The Sponsor's Profits                                    6
The Secondary Market                                     6
How We Purchase Units                                    6
Expenses and Charges                                     6
Tax Status                                               7
Retirement Plans                                        10
Rights of Unit Holders                                  10
Income and Capital Distributions                        10
Redeeming Your Units                                    11
Removing Securities from a Trust                        12
Amending or Terminating the Indenture                   13
Information on the Sponsor, Trustee and Evaluator       13
Other Information                                       14

                      The FT Series

The FT Series Defined.

We, Nike Securities L.P. (the "Sponsor"), have created hundreds of similar yet separate series of a unit investment trust which we have named the FT Series or its predecessor, The First Trust Special Situations Trust. See Part One for a description of the series and Trusts for which this Part Two Prospectus relates.

Each Trust was created under the laws of the State of New York by a Trust Agreement (the "Indenture") dated the Initial Date of Deposit. This agreement, entered into among Nike Securities L.P., as Sponsor, JP Morgan Chase Bank as Trustee, Securities Evaluation Service, Inc., as Evaluator for certain Trusts, First Trust Advisors L.P., as Evaluator for certain Trusts, and First Trust Advisors L.P. as Portfolio Supervisor, governs the operation of the Trusts.

How We Created the Trusts.

On the Initial Date of Deposit for each Trust, we deposited a portfolio or portfolios of one or more of following: Equity Securities, Preferred Stocks, Trust Preferred Securities, Closed-End Funds, Treasury Obligations and/or REITs, (collectively, the "Securities") with the Trustee and in turn, the Trustee delivered documents to us representing our ownership of the Trusts in the form of units ("Units").

See "The Objective of the Trusts" in Part Three for each Trust for a specific description of such Trust's objective.

We cannot guarantee that a Trust will keep its present size and composition for any length of time. Since the prices of the Securities will fluctuate daily, the ratio of Securities in the Trusts, on a market value basis, will also change daily. Securities may periodically be sold under certain circumstances, and the proceeds from these sales will be used to meet Trust obligations or distributed to Unit holders, but will not be reinvested. However, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation, or if they no longer meet the criteria by which they were selected. You will not be able to dispose of or vote any of the Securities in the Trusts. As the holder of the Securities, the Trustee will vote all of the Securities and will do so based on our instructions.

Neither we nor the Trustee will be liable for a failure in any of the Securities.

                      Risk Factors

Price Volatility. The Trusts may invest in any of the securities set forth in "The FT Series." The value of a Trust's Units will fluctuate with changes in the value of these securities. The prices of securities fluctuate for several reasons including, the type of security, changes in investor's perceptions of the financial condition of an issuer or the general condition of the relevant market, or when political or economic events effecting the issuers occur. In addition, prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. However, because preferred stock dividends are fixed (though not guaranteed) and preferred stocks typically have superior rights to common stocks in dividend distributions and liquidation, they are generally less volatile than common stocks.

The value of the Treasury Obligations will be adversely affected by decreases in bond prices and increases in interest rates. Zero coupon bonds do not provide for the payment of any current interest. The buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are bonds of comparable quality that pay interest currently.

Because the Trusts are not managed, the Trustee will not sell securities in response to or in anticipation of market fluctuations, as is common in managed investments. As with any investment, we cannot guarantee that the performance of any Trust will be positive over any period of time, or that you won't lose money. Units of the Trusts are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain of the Securities in certain of the Trusts may be issued by companies with market capitalizations of less than $2 billion. The share prices of these small-cap companies are often more volatile than those of larger companies as a result of several factors common to many such issuers, including limited trading volumes, products or financial resources, management inexperience and less publicly available information.

Distributions. There is no guarantee that the issuers of the Equity Securities will declare dividends in the future or that if declared they will either remain at current levels or increase over time. In addition, there is no assurance that the issuers of the Preferred Stocks included in a Trust will be able to pay dividends at their stated rate in the future.

Because the Treasury Obligations pay no interest until their maturity, Equity Securities may have to be sold to pay Trust expenses or meet redemption requests. As the Treasury Obligations ensure that certain Trusts will be able to provide $10 per Unit at such Trust's termination, they will not be sold to pay expenses of that Trust or to meet redemption requests unless their sale will not reduce the per Unit termination value below $10. The sale of a portion of the Equity Securities in these situations will reduce the capital appreciation potential of such Trust. In addition, although the Treasury Obligations pay no interest until they mature, they are deemed for federal income tax purposes to have been issued with original issue discount which accrues on a daily basis over their life. Each year you must include as part of your taxable income the amount of any accreted original issue discount on the Treasury Obligations. Therefore, you will be taxed on the Treasury Obligations even prior to receiving any cash distributions. See "Tax Status" for further information.

Termination Value. If your Trust has been designed to return to investors at least $10 per Unit only at termination and you redeem or sell your Units prior to termination of your Trust, the amount you will receive will be affected by the values at that time of the Treasury Obligations and of the Equity Securities, and you may receive less than $10 per Unit.

Trust Preferred Securities. Certain Trusts may contain trust preferred securities. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. Trust preferred securities are subject to unique risks which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the issuer and may be deferred for up to 20 consecutive quarters, and that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events.

Closed End Funds. Certain Trusts may contain common stocks issued by closed-end investment companies. The closed-end investment companies in turn invest in other securities. Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of the closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Real Estate Investment Trusts. Certain Trusts may contain securities issued by Real Estate Investment Trusts ("REITs"). REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The value of the REITs and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owner to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers of the REITs.

Legislation/Litigation. From time to time, various legislative initiatives are proposed in the United States and abroad which may have a negative impact on certain of the companies represented in the Trusts. In addition, litigation regarding any of the issuers of the Securities, or of the industries represented by such issuers may negatively impact the share prices of these Securities. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the share prices of the Securities.

Foreign Stocks. Certain of the Securities in certain of the Trusts may be issued by foreign companies, which makes the Trusts subject to more risks than if they invested solely in domestic common stocks. These Securities are either directly listed on a U.S. securities exchange or are in the form of American Depositary Receipts ("ADRs") which are listed on a U.S. securities exchange. Risks of foreign common stocks include higher brokerage costs; different accounting standards;

expropriation, nationalization or other adverse political or economic developments; currency devaluations, blockages or transfer restrictions; restrictions on foreign investments and exchange of securities;
inadequate financial information; and lack of liquidity of certain foreign markets.

                     Public Offering

The Public Offering Price.

You may buy Units at the Public Offering Price, the per Unit price of which is comprised of the following:

- The aggregate offering side evaluation of the Treasury Obligations;

- The aggregate underlying value of the Securities (except the Treasury Obligations);

- The amount of any cash in the Income and Capital Accounts;

- Dividends receivable on Securities; and

- The total sales charge.

The price you pay for your Units will differ from the amount stated under "Summary of Essential Information" in Part One due to various factors, including fluctuations in the prices of the Securities and changes in the value of the Income and/or Capital Accounts.

Although you are not required to pay for your Units until three business days following your order (the "date of settlement"), you may pay before then. You will become the owner of Units ("Record Owner") on the date of settlement if payment has been received. If you pay for your Units before the date of settlement, we may use your payment during this time and it may be considered a benefit to us, subject to the limitations of the Securities Exchange Act of 1934.

Sales Charges.

The sales charge you will pay will consist of a one-time initial sales charge as listed in Part One for each Trust. See Part Three "Public Offering" for additional information for each Trust.

The Value of the Securities.

The Evaluator will determine the aggregate underlying value of the Securities in a Trust as of the Evaluation Time on each business day and will adjust the Public Offering Price of the Units according to this valuation. This Public Offering Price will be effective for all orders received before the Evaluation Time on each such day. If we or the Trustee receive orders for purchases, sales or redemptions after that time, or on a day which is not a business day, they will be held until the next determination of price. The term "business day" as used in this prospectus will exclude Saturdays, Sundays and certain national holidays on which the NYSE is closed.

The aggregate underlying value of the Treasury Obligations will be determined on the basis of current offering prices.

The aggregate underlying value of the Securities (except the Treasury Obligations) in a Trust will be determined as follows: if the Securities are listed on a securities exchange or The Nasdaq Stock Market, their value is generally based on the closing sale prices on that exchange or system (unless it is determined that these prices are not appropriate as a basis for valuation). However, if there is no closing sale price on that exchange or system, they are valued based on the closing bid prices. If the Securities are not so listed, or, if so listed and the principal market for them is other than on that exchange or system, their value will generally be based on the current bid prices on the over-the-counter market (unless it is determined that these prices are not appropriate as a basis for valuation). If current bid prices are unavailable, the valuation is generally determined:

a) On the basis of current bid prices for comparable securities;

b) By appraising the value of the Securities on the bid side of the market; or

c) By any combination of the above.

                  Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers will receive concessions on the sale of Units in the amounts set forth in Part Three of this prospectus. We reserve the right to change the amount of concessions or agency commissions from time to time. Certain commercial banks may be making Units of the Trusts available to their customers on an agency basis. A portion of the sales charge paid by these customers is kept by or given to the banks in the amounts shown above.

Award Programs.

From time to time we may sponsor programs which provide awards to a dealer's registered representatives who have sold a minimum number of Units during a specified time period. We may also pay fees to qualifying dealers for services or activities which are meant to result in sales of Units of the Trusts. In addition, we will pay to dealers who sponsor sales contests or recognition programs that conform to our criteria, or participate in our sales programs, amounts equal to no more than the total applicable sales charge on Units sold by such persons during such programs. We make these payments out of our own assets and not out of Trust assets. These programs will not change the price you pay for your Units.

Investment Comparisons.

From time to time we may compare the estimated returns of the Trusts (which may show performance net of the expenses and charges the Trusts would have incurred) and returns over specified periods of other similar trusts we sponsor in our advertising and sales materials, with (1) returns on other taxable investments such as the common stocks comprising various market indexes, corporate or U.S. Government bonds, bank CDs and money market accounts or funds, (2) performance data from Morningstar Publications, Inc. or (3) information from publications such as Money, The New York Times, U.S. News and World Report, BusinessWeek, Forbes or Fortune. The investment characteristics of each Trust differ from other comparative investments. You should not assume that these performance comparisons will be representative of a Trust's future performance.

                  The Sponsor's Profits

We will receive a gross sales commission equal to the maximum sales charge per Unit of a Trust less any reduced sales charge as stated in Part Three of this prospectus. In maintaining a market for the Units, any difference between the price at which we purchase Units and the price at which we sell or redeem them will be a profit or loss to us.

                  The Secondary Market

Although not obligated, we intend to maintain a market for the Units and continuously offer to purchase Units at prices based on the Redemption Price per Unit.

We will pay all expenses to maintain a secondary market, except the Evaluator fees, Trustee costs to transfer and record the ownership of Units and costs incurred in annually updating each Trust's registration statement. We may discontinue purchases of Units at any time. IF YOU WISH TO DISPOSE OF YOUR UNITS, YOU SHOULD ASK US FOR THE CURRENT MARKET PRICES BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                  How We Purchase Units

The Trustee will notify us of any tender of Units for redemption. If our bid at that time is equal to or greater than the Redemption Price per Unit, we may purchase the Units. You will receive your proceeds from the sale no later than if they were redeemed by the Trustee. We may tender Units that we hold to the Trustee for redemption as any other Units. If we elect not to purchase Units, the Trustee may sell tendered Units in the over-the-counter market, if any. However, the amount you will receive is the same as you would have received on redemption of the Units.

                  Expenses and Charges

The estimated annual expenses of each Trust are set forth under "Summary of Essential Information" in Part One of this prospectus. If actual expenses of a Trust exceed the estimate, that Trust will bear the excess. The Trustee will pay operating expenses of a Trust from the Income Account of such Trust if funds are available, and then from the Capital Account. The Income and Capital Accounts are noninterest-bearing to Unit holders, so the Trustee may earn interest on these funds, thus benefiting from their use.

As Sponsor, we will be compensated for providing bookkeeping and other administrative services to the Trusts, and will receive brokerage fees when a Trust uses us (or an affiliate of ours) as agent in buying or selling Securities. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating those Trusts' registration statements yearly are also now chargeable to such Trusts. Historically, we paid these fees and expenses. First Trust Advisors L.P., an affiliate of ours, acts as both Portfolio Supervisor and Evaluator to certain Trusts and will receive the fees set forth under "Summary of Essential Information" in Part One of this prospectus for providing portfolio supervisory and evaluation services to the Trusts. For certain Trusts, Securities Evaluation Service, Inc. acts as Evaluator, and will receive a fee as set forth under "Summary of Essential Information" in Part One of this prospectus. In providing portfolio supervisory services, the Portfolio Supervisor may purchase research services from a number of sources, which may include underwriters or dealers of the Trusts.

The fees payable to us, First Trust Advisors L.P., Securities Evaluation Service, Inc. and the Trustee are based on the largest aggregate number of Units of a Trust outstanding at any time during the calendar year. These fees may be adjusted for inflation without Unit holders' approval, but in no case will the annual fees paid to us or our affiliates for providing a given service to all unit investment trusts for which we provide such services be more than the actual cost of providing such services in such year.

For certain Trusts, as set forth in the "Summary of Essential Information" appearing in Part One for such Trusts, expenses incurred in establishing such Trusts, including costs of preparing the registration statement, the trust indenture and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of the Trust portfolio and the initial fees and expenses of the Trustee and any other out-of-pocket expenses, have been paid by the Trust and are being charged off over a period not to exceed five years from such Trust's Initial Date of Deposit, or over a period not to exceed the life of the Trust, if shorter than five years.

In addition to a Trust's operating expenses and those fees described above, each Trust may also incur the following charges:

- License fees payable by a Trust for the use of certain trademarks and trade names associated with such Trust, if any;

- All legal and annual auditing expenses of the Trustee according to its responsibilities under the Indenture;

- The expenses and costs incurred by the Trustee to protect a Trust and your rights and interests;

- Fees for any extraordinary services the Trustee performed under the Indenture;

- Payment for any loss, liability or expense the Trustee incurred without negligence, bad faith or willful misconduct on its part, in connection with its acceptance or administration of a Trust;

- Payment for any loss, liability or expenses we incurred without negligence, bad faith or willful misconduct in acting as Depositor of a Trust; and/or

- All taxes and other government charges imposed upon the Securities or any part of a Trust.

The above expenses and the Trustee's annual fee are secured by a lien on the Trusts. Since the dividend income is unpredictable, we cannot guarantee that dividends will be sufficient to meet any or all expenses of the Trusts. If there is not enough cash in the Income or Capital Account, the Trustee has the power to sell Securities in a Trust to make cash available to pay these charges which may result in capital gains or losses to you. See "Tax Status." However, for certain Trusts, Treasury Obligations will not be sold to pay expenses unless their sale will not reduce the per Unit termination value below $10.

Each Trust will be audited annually. We will bear the cost of these annual audits to the extent the costs exceed $0.0050 per Unit.
Otherwise, each Trust will pay for the audit. You can request a copy of the audited financial statements from the Trustee.

                       Tax Status

Federal Tax Status.

This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

Assets of the Trusts.

Each Trust will hold one or more of the following: (i) stock in domestic and foreign corporations (the "Stocks"), (ii) interests in real estate investment trusts (the "REIT Shares"), (iii) Trust Preferred Securities and Treasury Obligations (collectively, the "Debt Obligations") and (iv) shares in funds qualifying as regulated investment companies (the "RIC Shares"). All of the foregoing assets constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Stocks constitute equity, the Debt Obligations constitute debt and that the RIC Shares and the REIT Shares constitute qualifying shares in regulated investment companies and real estate investment trusts, respectively, for federal income tax purposes.

Trust Status.

Except if indicated otherwise in Part Three of this prospectus, each Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (i.e., interest, dividends, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income is considered to be received by the Trust. This is true even if you elect to have your distributions automatically reinvested into additional Units.

Your Tax Basis and Income or Loss upon Disposition.

If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total proceeds received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to its value on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of certain dividends that exceed a corporation's accumulated earnings and profits or in the case of original issue discount, market discount, premium and accrued interest with regard to the Debt Obligations, as discussed below).

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the lowest tax bracket). For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property with a holding period of more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property begins after December 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 as having been sold for their fair market value on the next business day after January 1, 2001 for purposes of this holding period requirement. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this deemed sale, but any loss is not recognized.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units or the date your Trust purchases a Trust Asset to determine the holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code may, however, treat certain capital gains as ordinary income in special situations (for example, in the case of gain on the Debt Obligations attributable to market discount). In addition, capital gain received from assets held for more than one year that is considered "unrecaptured section 1250 gain" (which may be the case, for example, with some capital gains attributable to the REIT Shares) is taxed at a maximum stated tax rate of 25%. The application of the rules described above in the case of pass-through entities such as the REITs and RICs will be prescribed in future Treasury Regulations. The Internal Revenue Service has released preliminary guidance which provides that, in general, pass-through entities such as REITs and RICs may designate their capital gains dividends as either a 20% rate gain distribution or an unrecaptured section 1250 gain distribution, depending on the nature of the gain received by the pass-through entity.

Dividends from RIC Shares and REIT Shares.

Some dividends on the REIT Shares or the RIC Shares may qualify as "capital gain dividends," taxable to you as long-term capital gains. If you hold a Unit for six months or less or if your Trust holds a RIC Share or REIT Share for six months or less, any loss incurred by you related to the disposition of such RIC Share or REIT Share will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received (or deemed to have been received) with respect to such RIC Share or REIT Share. Distributions of income or capital gains declared on the REIT Shares or the RIC Shares in October, November or December will be deemed to have been paid to you on December 31 of the year they are declared, even when paid by the REIT or the RIC during the following January.

Discount, Accrued Interest and Premium on Debt Obligations.

Some Debt Obligations may have been sold with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. The basis of your Unit and of each Debt Obligation which was issued with original issue discount must be increased as original issue discount accrues.

Some Debt Obligations may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation (not including unaccrued original issue discount). Market discount can arise based on the price your Trust pays for a Debt Obligation or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is sold or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

Alternatively, some Debt Obligations may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

If the price of your Units included accrued interest on a Debt
Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

Dividends Received Deduction.

A corporation that owns Units will generally not be entitled to the dividends received deduction with respect to many dividends received by your Trust, because the dividends received deduction is not available for dividends from most foreign corporations or from REITs. Distributions on a RIC Share are eligible for the dividends received deduction only to the extent that the dividends received by the Unit owner are attributable to dividends received by the RIC itself from certain domestic corporations and are designated by the RIC as being eligible for the dividends received deduction. Finally, because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

In-Kind Distributions.

Under certain circumstances, you may request an In-Kind Distribution of Trust Assets when you redeem your Units or at your Trust's termination. By electing to receive an In-Kind Distribution, you will receive an undivided interest in Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive Trust Assets in exchange for your pro rata portion of the Trust Assets held by your Trust. However, if you also receive cash in exchange for a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such fractional portion of the Trust Asset.

Limitations on the Deductibility of Trust Expenses.

Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. However, individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Foreign, State and Local Taxes.

Interest and dividend payments on your Trust Assets of foreign companies that are paid to your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of foreign taxes. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you will generally not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes.

Under the existing income tax laws of the State and City of New York, your Trust will not be taxed as a corporation, and the income of your Trust will be treated as the income of the Unit holders in the same manner as for federal income tax purposes. You should consult your tax advisor regarding potential foreign, state or local taxation with respect to your Units.

                    Retirement Plans

You may purchase Units of the Trusts for:

- Individual Retirement Accounts;

- Keogh Plans;

- Pension funds; and

- Other tax-deferred retirement plans.

Generally, the federal income tax on capital gains and income received in each of the above plans is deferred until you receive distributions. These distributions are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Before participating in a plan like this, you should review the tax laws regarding these plans and consult your attorney or tax advisor. Brokerage firms and other financial institutions offer these plans with varying fees and charges.

                 Rights of Unit Holders

Unit Ownership.

The Trustee will treat as Record Owner of Units persons registered as such on its books. It is your responsibility to notify the Trustee when you become Record Owner, but normally your broker/dealer provides this notice. You may elect to hold your Units in either certificated or uncertificated form.

Certificated Units. When you purchase your Units you can request that they be evidenced by certificates, which will be delivered shortly after your order. Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof. You can transfer or redeem your certificated Units by endorsing and surrendering the certificate to the Trustee, along with a written instrument of transfer. You must sign your name exactly as it appears on the face of the certificate with your signature guaranteed by an eligible institution. In certain cases the Trustee may require additional documentation before they will transfer or redeem your Units.

You may be required to pay a nominal fee to the Trustee for each certificate reissued or transferred, and to pay any government charge that may be imposed for each transfer or exchange. If a certificate gets lost, stolen or destroyed, you may be required to furnish indemnity to the Trustee to receive replacement certificates. You must surrender mutilated certificates to the Trustee for replacement.

Uncertificated Units. You may also choose to hold your Units in uncertificated form. If you choose this option, the Trustee will establish an account for you and credit your account with the number of Units you purchase. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send you:

- A written initial transaction statement containing a description of the Trust;

- A list of the number of Units issued or transferred;

- Your name, address and Taxpayer Identification Number ("TIN");

- A notation of any liens or restrictions of the issuer and any adverse claims; and

- The date the transfer was registered.

Uncertificated Units may be transferred the same way as certificated Units, except that no certificate needs to be presented to the Trustee. Also, no certificate will be issued when the transfer takes place unless you request it. You may at any time request that the Trustee issue certificates for your Units.

Unit Holder Reports.

In connection with each distribution, the Trustee will provide you with a statement detailing the per Unit amount of income (if any) distributed. After the end of each calendar year, the Trustee will provide you with the following information:

- A summary of transactions in your Trust for the year;

- A list of any Securities sold during the year and the Securities held at the end of that year by your Trust;

- The Redemption Price per Unit, computed on the 31st day of December of such year (or the last business day before); and

- Amounts of income and capital distributed during the year.

You may request from the Trustee copies of the evaluations of the Securities as prepared by the Evaluator to enable you to comply with federal and state tax reporting requirements.

            Income and Capital Distributions

You will begin receiving distributions on your Units only after you become a Record Owner. The Trustee will credit dividends received on a Trust's Securities to the Income Account of such Trust. All other receipts, such as return of capital, are credited to the Capital Account of such Trust.

The Trustee will distribute any net income in the Income Account on or near the Income Distribution Dates to Unit holders of record on the preceding Income Distribution Record Date. See "Summary of Essential Information" in Part One of this prospectus. No income distribution will be paid if accrued expenses of a Trust exceed amounts in the Income Account on the Income Distribution Dates. Distribution amounts will vary with changes in a Trust's fees and expenses, in dividends received and with the sale of Securities. The Trustee will distribute amounts in the Capital Account, net of amounts designated to meet redemptions or pay expenses on the last day of each month to Unit holders of record on the fifteenth day of each month provided the amount equals at least $1.00 per 100 Units ($1.00 per 1,000 Units if the Initial Public Offering
Price was approximately $1.00 per Unit). If the Trustee does not have your TIN, it is required to withhold a certain percentage of your distribution and deliver such amount to the Internal Revenue Service ("IRS"). You may recover this amount by giving your TIN to the Trustee, or when you file a tax return. However, you should check your statements to make sure the Trustee has your TIN to avoid this "back-up withholding."

Within a reasonable time after a Trust is terminated, you will receive the pro rata share of the money from the sale of the Securities.
However, if you are eligible, you may elect to receive an In-Kind
Distribution as described under "Amending or Terminating the Indenture." You will receive a pro rata share of any other assets remaining in your Trust after deducting any unpaid expenses.

The Trustee may establish reserves (the "Reserve Account") within a Trust to cover anticipated state and local taxes or any governmental charges to be paid out of such Trust.

Distribution Reinvestment Option. If applicable, you may elect to have each distribution of income and/or capital reinvested into additional Units of your Trust by notifying the Trustee at least 10 days before any Record Date. Each later distribution of income and/or capital on your Units will be reinvested by the Trustee into additional Units of your Trust. There is no sales charge on Units acquired through the Distribution Reinvestment Option. This option may not be available in all states.PLEASE NOTE THAT EVEN IF YOU REINVEST DISTRIBUTIONS, THEY ARE STILL CONSIDERED DISTRIBUTIONS FOR INCOME TAX PURPOSES.See Part Three of this prospectus to determine whether the distribution reinvestment option is available for a particular Trust.

                  Redeeming Your Units

You may redeem all or a portion of your Units at any time by sending the certificates representing the Units you want to redeem to the Trustee at its unit investment trust office. If your Units are uncertificated, you need only deliver a request for redemption to the Trustee. In either case, the certificates or the redemption request must be properly endorsed with proper instruments of transfer and signature guarantees as explained in "Rights of Unit Holders-Unit Ownership" (or by providing satisfactory indemnity if the certificates were lost, stolen, or destroyed). No redemption fee will be charged, but you are responsible for any governmental charges that apply. Certain broker/dealers may charge a transaction fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such transaction fees. Three business days after the day you tender your Units (the "Date of Tender") you will receive cash in an amount for each Unit equal to the Redemption Price per Unit calculated at the Evaluation Time on the Date of Tender.

The Date of Tender is considered to be the date on which the Trustee receives your certificates or redemption request (if such day is a day the NYSE is open for trading). However, if your certificates or redemption request are received after 4:00 p.m. Eastern time (or after any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time), the Date of Tender is the next day the NYSE is open for trading.

Any amounts paid on redemption representing income will be withdrawn from the Income Account if funds are available for that purpose, or from the Capital Account. All other amounts paid on redemption will be taken from the Capital Account. The IRS will require the Trustee to withhold a portion of your redemption proceeds if it does not have your TIN, as generally discussed under "Income and Capital Distributions."

For certain Trusts, if you tender at least the minimum number of Units specified in "Summary of Essential Information" in Part One of this prospectus, rather than receiving cash, you may elect to receive an In-Kind Distribution in an amount equal to the Redemption Price per Unit by making this request in writing to the Trustee at the time of tender. However, to be eligible to participate in the In-Kind Distribution at redemption, Fee Accounts Unit holders must have held their Units for at least one month. No In-Kind Distribution requests submitted during the nine business days prior to a Trust's Mandatory Termination Date will be honored. Where possible, the Trustee will make an In-Kind Distribution by distributing each of the Securities in book-entry form to your bank or broker/dealer account at the Depository Trust Company. The Trustee will subtract any customary transfer and registration charges from your In-Kind Distribution. As a tendering Unit holder, you will receive your pro rata number of whole shares of the Securities that make up the portfolio, and cash from the Capital Account equal to the fractional shares to which you are entitled.

The Trustee may sell Securities to make funds available for redemption. If Securities are sold, the size and diversification of a Trust will be reduced. These sales may result in lower prices than if the Securities were sold at a different time.

Your right to redeem Units (and therefore, your right to receive payment) may be delayed:

- If the NYSE is closed (other than customary weekend and holiday closings);

- If the SEC determines that trading on the NYSE is restricted or that an emergency exists making sale or evaluation of the Securities not reasonably practical; or

- For any other period permitted by SEC order.

The Trustee is not liable to any person for any loss or damage which may result from such a suspension or postponement.

The Redemption Price.

The Redemption Price per Unit is determined by the Trustee by:

adding

1. cash in the Income and Capital Accounts of a Trust not designated to purchase Securities;

2. the aggregate value of the Securities held in a Trust; and

3. dividends receivable on the Securities trading ex-dividend as of the date of computation; and

deducting

1. any applicable taxes or governmental charges that need to be paid out of a Trust;

2. any amounts owed to the Trustee for its advances;

3. estimated accrued expenses of a Trust, if any;

4. cash held for distribution to Unit holders of record of a Trust as of the business day before the evaluation being made;

5. liquidation costs for foreign Securities, if any; and

6. other liabilities incurred by a Trust; and

dividing

1. the result by the number of outstanding Units of a Trust.

            Removing Securities from a Trust

The portfolios of the Trusts are not managed. However, we may, but are not required to, direct the Trustee to dispose of a Security in certain limited circumstances, including situations in which:

- The issuer of the Security defaults in the payment of a declared dividend;

- Any action or proceeding prevents the payment of dividends;

- There is any legal question or impediment affecting the Security;

- The issuer of the Security has breached a covenant which would affect the payment of dividends, the issuer's credit standing, or otherwise damage the sound investment character of the Security;

- The issuer has defaulted on the payment of any other of its outstanding obligations;

- There has been a public tender offer made for a Security or a merger or acquisition is announced affecting a Security, and that in our opinion the sale or tender of the Security is in the best interest of Unit holders; or

- The price of the Security has declined to such an extent, or such other credit factors exist, that in our opinion keeping the Security would be harmful to a Trust.

A Trust may not acquire any securities or other property other than the Securities. The Trustee, on behalf of the Trusts, will reject any offer for new or exchanged securities or property in exchange for a Security, such as those acquired in a merger or other transaction. If such exchanged securities or property are nevertheless acquired by a Trust, at our instruction, they will either be sold or held in such Trust. In making the determination as to whether to sell or hold the exchanged securities or property we may get advice from each Portfolio Supervisor. Any proceeds received from the sale of Securities, exchanged securities or property will be credited to the Capital Account for distribution to Unit holders or to meet redemption requests. The Trustee may retain and pay us or an affiliate of ours to act as agent for a Trust to facilitate selling Securities, exchanged securities or property from the Trusts. If we or our affiliate act in this capacity, we will be held subject to the restrictions under the Investment Company Act of 1940, as amended.

The Trustee may sell Securities designated by us or, absent our direction, at its own discretion, in order to meet redemption requests or pay expenses. In designating Securities to be sold, we will try to maintain the proportionate relationship among the Securities. If this is not possible, the composition and diversification of a Trust may be changed. To get the best price for a Trust we may specify minimum amounts (generally 100 shares) in which blocks of Securities are to be sold. We may consider sales of units of unit investment trusts which we sponsor when we make recommendations to the Trustee as to which broker/dealers they select to execute a Trust's portfolio transactions, or when acting as agent for a Trust in acquiring or selling Securities on behalf of the Trusts.

          Amending or Terminating the Indenture

Amendments. The Indenture may be amended by us and the Trustee without your consent:

- To cure ambiguities;

- To correct or supplement any defective or inconsistent provision;

- To make any amendment required by any governmental agency; or

- To make other changes determined not to be materially adverse to your best interests (as determined by us and the Trustee).

Termination. As provided by the Indenture, the Trusts will terminate on the Mandatory Termination Date as stated in the "Summary of Essential Information" in Part One for each Trust. The Trusts may be terminated earlier:

- Upon the consent of 100% of the Unit holders of a Trust;

- If the value of the Securities owned by a Trust as shown by any evaluation is less than the lower of $2,000,000 or 20% of the total value of Securities deposited in such Trust during the initial offering period ("Discretionary Liquidation Amount"); or

- In the event that Units of a Trust not yet sold aggregating more than 60% of the Units of such Trust are tendered for redemption by underwriters, including the Sponsor.

Prior to termination, the Trustee will send written notice to all Unit holders which will specify how you should tender your certificates, if any, to the Trustee. For various reasons, a Trust may be reduced below the Discretionary Liquidation Amount and could therefore be terminated before the Mandatory Termination Date.

Unless terminated earlier, the Trustee will begin to sell Securities in connection with the termination of a Trust during the period beginning nine business days prior to, and no later than, the Mandatory Termination Date. We will determine the manner and timing of the sale of Securities. Because the Trustee must sell the Securities within a relatively short period of time, the sale of Securities as part of the termination process may result in a lower sales price than might otherwise be realized if such sale were not required at this time.

If you qualify for an In-Kind Distribution, the Trustee will send you a form at least 30 days prior to the Mandatory Termination Date which will enable you to receive an In-Kind Distribution (reduced by customary transfer and registration charges and subject to any additional restrictions imposed on Fee Accounts Units by "wrap fee" plans) rather than the typical cash distribution. See "Tax Status" for additional information. You must notify the Trustee at least ten business days prior to the Mandatory Termination Date if you elect this In-Kind Distribution option. If you do not elect to participate in the In-Kind Distribution option, you will receive a cash distribution from the sale of the remaining Securities, along with your interest in the Income and Capital Accounts, within a reasonable time after such Trust is terminated. Regardless of the distribution involved, the Trustee will deduct from the Trusts any accrued costs, expenses, advances or indemnities provided for by the Indenture, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to pay any taxes or other governmental charges.

    Information on the Sponsor, Trustee and Evaluator

The Sponsor.
We, Nike Securities L.P., specialize in the underwriting, trading and wholesale distribution of unit investment trusts under the "First Trust" brand name and other securities. An Illinois limited partnership formed in 1991, we act as Sponsor for successive series of:

- The First Trust Combined Series

- FT Series (formerly known as The First Trust Special Situations Trust)

- The First Trust Insured Corporate Trust

- The First Trust of Insured Municipal Bonds

- The First Trust GNMA

First Trust introduced the first insured unit investment trust in 1974. To date we have deposited more than $35 billion in First Trust unit investment trusts. Our employees include a team of professionals with many years of experience in the unit investment trust industry.

We are a member of the National Association of Securities Dealers, Inc. and Securities Investor Protection Corporation. Our principal offices are at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number
(630) 241-4141. As of December 31, 2000, the total partners' capital of Nike Securities L.P. was $21,676,108 (audited).

This information refers only to us and not to the Trusts or to any series of the Trusts or to any other dealer. We are including this information only to inform you of our financial responsibility and our ability to carry out our contractual obligations. We will provide more detailed financial information on request.

Code of Ethics. The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

The Trustee.

The Trustee is JP Morgan Chase Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th Floor, New York, New York, 10004-2413. If you have questions regarding the Trusts, you may call the Customer Service Help Line at 1-800-682-7520. The Trustee is supervised by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee has not participated in selecting the Securities for the Trusts; it only provides administrative services.

Limitations of Liabilities of Sponsor and Trustee.

Neither we nor the Trustee will be liable for taking any action or for not taking any action in good faith according to the Indenture. We will also not be accountable for errors in judgment. We will only be liable for our own willful misfeasance, bad faith, gross negligence (ordinary negligence in the Trustee's case) or reckless disregard of our obligations and duties. The Trustee is not liable for any loss or depreciation when the Securities are sold. If we fail to act under the Indenture, the Trustee may do so, and the Trustee will not be liable for any action it takes in good faith under the Indenture.

The Trustee will not be liable for any taxes or other governmental charges or interest on the Securities which the Trustee may be required to pay under any present or future law of the United States or of any other taxing authority with jurisdiction. Also, the Indenture states other provisions regarding the liability of the Trustee.

If we do not perform any of our duties under the Indenture or are not able to act or become bankrupt, or if our affairs are taken over by public authorities, then the Trustee may:

- Appoint a successor sponsor, paying them a reasonable rate not more than that stated by the SEC;

- Terminate the Indenture and liquidate the Trusts; or

- Continue to act as Trustee without terminating the Indenture.

The Evaluator.

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The
Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532.

The Trustee, Sponsor and Unit holders may rely on the accuracy of any evaluation prepared by the Evaluator. The Evaluator will make determinations in good faith based upon the best available information, but will not be liable to the Trustee, Sponsor or Unit holders for errors in judgment.

                    Other Information

Legal Opinions.

Our counsel is Chapman and Cutler, 111 W. Monroe St., Chicago, Illinois, 60603. They have passed upon the legality of the Units offered hereby and certain matters relating to federal tax law. Carter, Ledyard & Milburn acts as the Trustee's counsel, as well as special New York tax counsel for the Trusts.

Experts.

The financial statements of the Trusts for the period set forth in and included as part of Part One of this prospectus and registration statement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

The financial statements for periods prior to that audited by Deloitte & Touche LLP were audited by other auditors whose report expressed an unqualified opinion on those financial statements.

                 This page is intentionally left blank.

Page 15


                             FIRST TRUST (R)

                THE FIRST TRUST SPECIAL SITUATIONS TRUST
                                FT SERIES

                               Prospectus
                                Part Two

                                Sponsor:

                          NIKE SECURITIES L.P.

                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                          JP Morgan Chase Bank

                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413
                             1-800-682-7520
                          24-Hour Pricing Line:
                             1-800-446-0132

  This prospectus contains information relating to the above-mentioned unit investment trusts, but does not contain all of the information about this investment company as filed with the Securities and Exchange
                Commission in Washington, D.C. under the:

- Securities Act of 1933 (file no. set forth in Part One for each Trust) and

- Investment Company Act of 1940 (file no. 811-05903)

  Information about the Trusts, including their Codes of Ethics, can be reviewed and copied at the Securities and Exchange Commission's Public
Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling the
                      Commission at 1-202-942-8090.

 Information about the Trusts is available on the EDGAR Database on the
              Commission's Internet site at http://www.sec.gov.

                 To obtain copies at prescribed rates -

              Write: Public Reference Section of the Commission
                     450 Fifth Street, N.W.
                     Washington, D.C. 20549-0102
     e-mail address: publicinfo@sec.gov

                           October 31, 2001

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

Page 16




          FREE TRADE GROWTH & TREASURY SECURITIES TRUST SERIES

               The First Trust(R) Special Situations Trust

PROSPECTUS                                     NOTE: THIS PART THREE PROSPECTUS
Part Three                                                MAY ONLY BE USED WITH
Dated January 31, 2002                                    PART ONE AND PART TWO

The Trusts. The Trusts consist of zero coupon U.S. Treasury bonds and common stocks issued by companies incorporated or headquartered in the United States, Canada or Mexico. Common stocks issued by companies headquartered or incorporated in Canada or Mexico may be in American Depositary Receipt ("ADR") form. The common stocks included in the Trusts were considered, in the view of the Sponsor at the Initial Date of Deposit, to benefit from the North American Free Trade Agreement ("NAFTA"). See "Portfolio" appearing in Part One for each Trust.

The Objective of the Trusts. The objective of each Trust is to protect Unit holders' capital and provide potential capital appreciation by investing a portion of each portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations"), and the remainder of a Trust's portfolio in common stocks issued by companies incorporated or headquartered in the United States, Canada or Mexico ("Equity Securities"). There is, of course, no guarantee that the objective of the Trusts will be achieved.

Portfolio. The Trusts contain different issues of Equity Securities, all of which are issued by companies incorporated or headquartered in the United States, Canada or Mexico, which are listed on a national securities exchange or The Nasdaq Stock Market or are traded in the over-the-counter market.

The Equity Securities selected for each Trust are those which the Sponsor believed on the Initial Date of Deposit were best able to take advantage of the Free Trade Agreement signed by the United States, Canada and Mexico and approved by the United States Congress. The North American Free Trade Agreement ("NAFTA") has created the world's largest market, with an estimated 380 million people and over $6.5 trillion of output. Under NAFTA, nearly all tariff and non-tariff barriers to both goods and services, trade and foreign investment will be eliminated over a 15-year period. NAFTA expands intellectual property laws protecting patents and proprietary technology, has a framework for administration and enforcement of the treaty's provisions and resolution of disputes, and includes safeguards to limit the unfavorable employment impact on import-sensitive industries. In addition, provisions were added which, in the opinion of the treaty negotiators, will help protect workers' rights and the environment. As a result of NAFTA, the Mexican government has created an ambitious infrastructure building program to support the increased geographic diversification of that country's manufacturing base.

Yet, in its fifth year of implementation, beginning in 1999, NAFTA created job losses and burdens in areas it was created to help. This may have a negative impact on the Equity Securities held by the Trusts.

Each Trust's portfolio contains Equity Securities of issuers located in the United States, Canada or Mexico which are currently exporting goods to or operating in Mexico, and those that supply capital, equipment and industrial supplies to support plant and infrastructure building. In the opinion of the Sponsor, Canadian companies are likely to see the least gain from NAFTA, but Canada should benefit from tariff eliminations. Canada already shares a free trade agreement with the United States, so NAFTA will more directly affect Canadian companies' exports to and imports from Mexico. There is, of course, no assurance that the Trusts' objectives will be met.

ALL PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The information set forth below has been extracted from various governmental and private publications, but no representation can be made as to its accuracy; furthermore, no representation is made that any correlation exists between the economies of Canada, the United States and Mexico and the value of the Canadian, United States and Mexican Equity Securities held by the Trusts.

Canada. Certain of the Equity Securities in the Trusts are issued by companies incorporated or headquartered in Canada. Although the risks associated with Canadian Equity Securities are not as numerous or severe as those associated with Mexican Equity Securities, risks not associated with investments in U.S. Equity Securities are present. Certain of these risks include the limited liquidity and relatively small market capitalization of the Canadian securities markets, potential delays in settlement transactions, political or social instability, expropriation or confiscatory taxation, economic uncertainties and foreign currency devaluations and fluctuations.

Economic Factors. The Canadian economy suffered from the global recession in the early 1990s. The Canadian recession has been characterized as being twice as severe as the U.S. recession. Although slowed by persistently high rates of inflation and obstacles to efforts aimed at easing fiscal policy to boost consumer demand, the Canadian economy is still in the early stages of what is expected to be a full recovery. Business activity is expanding in Canada faster than in any other G-7 nation. (The G-7 is comprised of the seven industrial nations with the largest economies.) However, the economic recovery has been largely export driven, leaving some risk that growth will slow if the U.S. economic recovery falters. There was an increase in domestic demand in 1996 and 1997. Canada's unemployment rate of 8.0% as of December 2001 is an increase from its rate of 6.8% in 2000. In an effort to stimulate the economy, the Bank of Canada has reduced short-term interest rates from 14.00% in mid-1990 to recent levels of about 6.5% in 1999, 5.7% in 2000 and 4.3% in 2001. Reduced demand pressures resulting from the recession and slower wage growth have contributed to the current low levels of inflation, about 2.6% in 2001. The Canadian dollar has depreciated in recent years relative to the U.S. dollar as a result of, among other things, a declining interest rate premium over the United States, deepening fiscal problems, rising external debt, and lingering concerns over the independence movement in Quebec. As the economy continues to pull out of recession, Canadian foreign investment abroad should begin to expand again and foreign investment in Canada should increase, partly in response to NAFTA.

Mexico. Certain of the Equity Securities in the Trusts are issued by companies incorporated or headquartered in Mexico. Investment in Equity Securities issued by Mexican companies involves risks not typically associated with investments in securities of U.S. companies. Certain of these risks include high rates of inflation and interest with respect to the Mexican economy, the limited liquidity and relatively small market capitalization of the Mexican securities market, potential delays in settlement transactions, relatively higher price volatility, restrictions on foreign investment, political and social uncertainties, governmental involvement in the economy and significant foreign currency devaluations and fluctuations.

Economic Factors. Throughout much of the 1980s the Mexican economy experienced high rates of inflation and high interest rates, low or negative rates of growth, declining savings and investment, capital flight and excessive domestic and foreign indebtedness. Mexico is currently the second largest debtor nation among developing countries to commercial banks and foreign governments. However, until recently the Mexican economy had experienced gradual improvements in many areas since 1988. The implementation of restrictive fiscal and monetary policies, price and wage agreements and restructuring of public foreign debt have contributed to a reduction of inflation rates from 51.7% in 1988 to 9.12% as of July 2000. Mexico registered an inflation rate of 4.4% in 2001, the lowest such figure recorded since the Central Bank began tracking prices in 1968. These policies have also contributed to a reduction in interest rates from 157.10% per annum on 28-day Cetes (Mexican Treasury Bills) in January 1988 to 15.20% in August 2000. As of January 2002, the interest rate on the 28-day Cetes has fallen to less than 7%. There are, however, no assurances that either inflation or interest rates will not increase significantly from their current levels and, in fact, the recent Peso devaluation described below might accelerate these increases.

Mexico's current fiscal policies have a substantial effect upon the value of the Mexican Peso, which has historically been subject to large devaluations. Effective January 1, 1993, the Mexican Congress approved the establishment of a new currency unit, the "New Peso," to replace the Peso at a rate of one New Peso per one thousand Pesos. On December 20, 1994, Mexico approved a 12.7% devaluation of the Peso in an attempt to correct Mexico's trade deficit. This devaluation caused the Mexican stock market to decline drastically and interest rates to rise. Strict fiscal and monetary policies followed during 1996 significantly reduced the inflationary impact of that devaluation, bringing greater stability to the exchange rate and facilitating a downward trend in inflation and interest rates. However, this devaluation along with significant future devaluations of the Peso, or the imposition of restrictive exchange control policies by the Mexican government, could have an adverse impact upon the ability of the Mexican companies which make up a portion of a Trust to obtain or transfer U.S. Dollars in order to satisfy their U.S. Dollar denominated obligations.

Mexico has experienced numerous political and financial pressures against the Peso including an Indian rebellion in Chiapas and the assassination of Mexican presidential candidate Luis Donaldo Colosio. Any political or economic setback or perceived instability in the United Mexican States may have an adverse effect upon the value of the Equity Securities issued by Mexican companies.

A significant portion of the revenues of many of the companies in which the Trusts invest will result from international sales. The international business of these companies is subject to risks common to international activities (in addition to those risks described herein regarding Canadian or Mexican economic and trade factors) such as political and economic instability, the difficulty of administering business abroad and the need to comply with export laws, tariff regulations and regulatory requirements. The dollar cost of the operations of these companies, and the dollar "carrying value" of certain assets and liabilities of these companies will be influenced by relative rates of inflation between the countries in which they do business and prevailing exchange rates.

Exchange Rate. For those Equity Securities whose earnings are stated in foreign currencies, or which pay dividends in foreign currencies, or which are traded in foreign currencies, there is a likelihood that their U.S. dollar value will vary to some degree with fluctuations in exchange rates for the relevant currencies. Underlying currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic share, and, as a result, are likely to affect the value of the ADRs and consequently the value of the Equity Securities.

The following tables set forth, for the periods indicated, the range of fluctuation concerning the equivalent U.S. dollar rate of exchange for the Canadian Dollar and Mexican Peso.

                  FOREIGN EXCHANGE RATES

           Canadian Dollars per U.S. Dollar
Calendar Period               High                 Low
______________               ___________         _______
1989                         1.2057              1.1578
1990                         1.1922              1.1528
1991                         1.1627              1.1229
1992                         1.2858              1.1748
1993                         1.3355              1.2491
1994                         1.4019              1.3254
1995                         1.4234              1.3315
1996                         1.3852              1.3290
1997                         1.4395              1.3364
1998                         1.5820              1.4074
1999                         1.5382              1.4461
2000                         1.5571              1.4347
2001                         1.5930              1.4978

           New Mexican Pesos per U.S. Dollar

Calendar Period               High                 Low
________________             _______             ________
1989                          2.64100            2.31000
1990                          2.94540            2.70300
1991                          3.07306            2.95900
1992                          3.13213            3.06075
1993                          3.13100            3.09400
1994                          5.75000            3.10600
1995                          7.74500            5.25000
1996                          8.00750            7.32500
1997                          8.45000            7.71200
1998                         10.60500            8.04000
1999                         10.60000            9.27150
2000                         10.08250            9.17220
2001                          9.68800            9.04100

The Equity Securities of certain of the Canadian or Mexican companies in the Trusts may be issued in American Depositary Receipt ("ADR") form. For a discussion of ADRs, see "Risk Factors" in Part Two of the Prospectus.

Public Offering. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                              Percent of     Percent of
                                              Offering       Net Amount
Number of Units                               Price          Invested
______________________                        __________     ___________
 10,000 but less than 50,000                  0.60%          0.6036%
 50,000 but less than 100,000                 1.30%          1.3171%
100,000 or more                               2.10%          2.1450%

A dealer will receive from the Sponsor a dealer concession of 65% of the total sales charge for Units sold.

Any such reduced sales charge shall be the responsibility of the party making the sale. The reduced sales charge structure will apply on all purchases of Units in a Trust by the same person on any one day from any one dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the dealer of any such combined purchase prior to the sale in order to obtain the indicated discount. In addition, with respect to the employees, officers and directors (including their immediate family members, defined as spouses, children, grandchildren, parents, grandparents, mothers-in-law, fathers-in-law, sons-in-law and daughters-in-law, and trustees, custodians or fiduciaries for the benefit of such persons) of the Sponsor and the underwriters and their subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price.

Units may be purchased at the Public Offering Price less the concession the Sponsor typically allows to dealers and other selling agents for purchases by investors who purchase Units through registered investment advisers, certified financial planners or registered broker/dealers who in each case either charge periodic fees for financial planning, investment advisory or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed.

          FREE TRADE GROWTH & TREASURY SECURITIES TRUST SERIES

              The First Trust(R)  Special Situations Trust

                          PART THREE PROSPECTUS

                Must be Accompanied by Parts One and Two

                 SPONSOR:    Nike Securities L.P.
                             1001 Warrenville Road
                             Lisle, Illinois 60532
                             (800) 621-1675

                 TRUSTEE:    JPMorgan Chase Bank
                             4 New York Plaza, 6th floor
                             New York, New York 10004-2413

            LEGAL COUNSEL    Chapman and Cutler
              TO SPONSOR:    111 West Monroe Street
                             Chicago, Illinois 60603

            LEGAL COUNSEL    Carter, Ledyard & Milburn
              TO TRUSTEE:    2 Wall Street
                             New York, New York 10005

              INDEPENDENT    Deloitte & Touche LLP
                AUDITORS:    180 N. Stetson Avenue
                             Chicago, Illinois 60601-6779

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

    PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE.

              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                               S-1

                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, The First Trust Special Situations Trust, Series 82 FREE TRADE GROWTH & TREASURY SECURITIES TRUST, SERIES 2, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on January 31, 2002

                              The First Trust Special Situations
                                Trust, Series 82
                              FREE TRADE GROWTH & TREASURY
                                SECURITIES TRUST, SERIES 2
                                    (Registrant)
                              By  NIKE SECURITIES L.P.
                                    (Depositor)


                              By  Robert M. Porcellino
                                  Senior Vice President

                           S-2

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:

       NAME                  TITLE*                 DATE

David J. Allen               Director           )
                             of Nike Securities )
                             Corporation, the   )   January 31, 2002
                             General Partner of )
                             Nike Securities L.P.)
                                                )
Judith M. Van Kampen         Director           )
                             of Nike Securities )   Robert M. Porcellino
                             Corporation, the   )   Attorney-in-Fact**
                             General Partner of )
                             Nike Securities L.P.)

Karla M. Van Kampen-Pierre   Director          )
                             of Nike Securities )
                             Corporation, the   )
                             General Partner of )
                             Nike Securities L.P.)

David G. Wisen               Director           )
                             of Nike Securities )
                             Corporation, the   )
                             General Partner of )
                             Nike Securities L.P.)


       * The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

       ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of FT 597 (File No. 333-76518) and the same is hereby incorporated herein by this reference.


                               S-3

                  INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment to this Registration Statement of The First Trust Special Situations Trust Series of our report dated January 15, 2002 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




Deloitte & Touche LLP



Chicago, Illinois
January 28, 2002